Exhibit 99.2


                                EAUTOCLAIMS, INC.
                             SUBSCRIPTION AGREEMENT

         1. GENERAL. This Subscription Agreement is dated as of _______________, 2006, and sets forth the terms under which the undersigned investor, ____________________ (the "Investor"), will acquire Common Stock Purchase Warrants to acquire up to _______ shares of eAutoclaims., Inc. common stock at an exercise price of $.30 pursuant to the Warrant Exercise Term Sheet ("Term Sheet"), Warrant to Purchase Common Stock ("Warrants"), Subscription Agreement and Registration Rights Agreement.

         This is a limited offering to a discrete number of investors who are all existing shareholders or warrant holders of eAutoclaims, Inc., a Nevada corporation (the "Company"). As more fully set forth in the Term Sheet, investors who exercise outstanding common stock purchase warrants will be granted new Warrants in accordance with the program parameters and conditions as set forth in the Term Sheet. There is no minimum offering level. All proceeds from the exercise of outstanding Warrants will be made available to the Company and used for general working capital purposes.

         The Warrants are being offered by the Company to suitable Investors pursuant to Rules 505 or 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended. Execution of this Subscription Agreement by the Investor shall constitute an offer by the Investor to subscribe for the Warrants on the terms and conditions specified herein and in the Term Sheet. The Company reserves the right to reject such subscription offer, or, by executing a copy of this Subscription Agreement, to accept such offer. If the Investor's offer is accepted, the Company will execute this Subscription Agreement and issue the Warrants and execute the Registration Rights Agreement.

         2. ACCEPTANCE OF SUBSCRIPTION AGREEMENT. The Company's acceptance of this Subscription Agreement shall be indicated by the execution hereof by an officer of the Company.

         3. INVESTOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS. The Investor represents, warrants and covenants to the Company as follows:

                  a. He acknowledges that he has been furnished with and has been given access to all underlying documents in connection with this transaction as well as such other information as he deems necessary or appropriate as a prudent and knowledgeable investor in evaluating his investment in the Warrants. He further acknowledges that the Company has given him the opportunity to obtain additional information and to evaluate the merits and risks of his investment. He acknowledges that he has had the opportunity to ask questions of, and receive satisfactory answers from, the officers and directors of the Company concerning the terms and conditions of the offering.

                  b. He acknowledges that this transaction has not been scrutinized by the United States Securities and Exchange Commission or by any state securities commissions.

                  c. He has adequate means of providing for his current and future needs and possible personal contingencies, and has no need for liquidity of his investment in the Warrants.

                  d. He can bear the economic risk of losing his entire investment in the Warrants.

                  e. He is acquiring the Warrants for his own account, for investment only and not with a view toward the resale, fractionalization, division or distribution thereof and he has no present plans to enter into any contract, undertaking, agreement or arrangement for any such resale, distribution, division or fractionalization thereof.

                  f. He does not have an overall commitment to investments that are not readily marketable, including the Warrants and other similar investments, disproportionate to his net worth or gross income.

                  g. He understands that the offer and sale of the Warrants is being made by means of a private placement of Warrants and that he has read or reviewed and is familiar with this Subscription Agreement and the Company's filings under the Securities Exchange Act of , as amended ("1934 Act").

                  h. He was previously informed that all documents, records and books pertaining to this investment were at all times available at the offices of the Company, located at 110 East Douglas Road, Oldsmar, Florida 34677; that all such documents, records and books pertaining to this investment requested by the Investor have been made available to him and any persons he has retained to advise him; and that he has no questions concerning any aspect of the investment for which he has not previously received satisfactory answers.

                  i. He and his agents or advisers have had an opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the terms and conditions of this Subscription Agreement and the transactions contemplated hereby and thereby, as well as the affairs of the Company and related matters.

                  j. He has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraph
(i) hereof. Specifically, the Investor acknowledges receipt and confirms Investor has thoroughly received, reviewed and read the Company's Form 10-K for the year ended July 31, 2005 and the Company's Form 10-Q for the three (3) months ended October 31, 2005.

                  k. HE UNDERSTANDS THAT THE COMPANY HAS A LIMITED FINANCIAL AND OPERATING HISTORY.

                  l. HE UNDERSTANDS THAT THE WARRANTS ARE A SPECULATIVE INVESTMENT, WHICH INVOLVES A HIGH DEGREE OF RISK OF LOSS BY HIM OF HIS ENTIRE INVESTMENT. THERE IS NO ASSURANCE THAT THE RISKS SET FORTH IN THIS SUBSCRIPTION AGREEMENT ARE THE MOST SIGNIFICANT WHICH AN INVESTOR SHOULD CONSIDER.

                  m. He understands all aspects of and risks associated with this investment or has consulted with his own financial adviser who has advised him thereof and he has no further questions with respect thereto.

                  n. Unless the Warrants are registered under the Securities Act of 1933, the undersigned will be required to comply with the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act. Investor understands Rule 144 has at least a one (1) year holding period from the execution date of the Warrants and limits on the amount of securities that may be sold in any 90 day period. THUS, THE INVESTOR MAY NOT

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BE ABLE TO LIQUIDATE HIS INVESTMENT OR TRANSFER ANY WARRANTS WITHOUT POTENTIAL
ADVERSE FINANCIAL CONSEQUENCES. THEREFORE, THE WARRANTS SHOULD NOT BE PURCHASED UNLESS THE INVESTOR HAS LIQUID ASSETS SUFFICIENT TO ASSURE THAT SUCH PURCHASE WILL CAUSE NO UNDUE FINANCIAL DIFFICULTIES AND UNLESS THE INVESTOR CAN OTHERWISE PROVIDE FOR HIS CURRENT NEEDS AND POSSIBLE PERSONAL CONTINGENCIES.

                  o. He is knowledgeable and experienced in financial and business matters. He and/or his financial or business advisers, if any, are capable of evaluating the merits and risks of an investment in the Warrants.

                  p. All information which he has provided to the Company concerning his financial position and knowledge of financial and business matters is correct and complete as of the date set forth at the end of this Subscription Agreement, and if there should be any material change in such information prior to acceptance of this Subscription Agreement by the Company, he will immediately provide the Company with such information.

                  q. He is a bona fide resident of the State of New York, maintains his principal residence there or has a driver's license in that state, and is at least eighteen (18) years of age.

                  r. If he is executing this Subscription Agreement on behalf of a corporation, partnership, trust or other entity, he has been duly authorized by such entity to execute this Subscription Agreement and all other instruments in connection with the purchase of the Warrants, his signature is binding upon such corporation, partnership, trust or other entity and he represents and warrants that such corporation, partnership, trust or other entity was not organized for the purpose of acquiring the Warrants subscribed for pursuant to this Subscription Agreement and that the acquisition of the Warrants is an authorized investment of the corporation, partnership, trust or other entity.

                  s. This Subscription Agreement shall be binding upon the heirs, estate, legal representatives, successors and assigns of the undersigned.

         4. REGULATION FD CONFIDENTIALITY COVENANT OF INVESTOR. The Investor understands that certain of the information made available to Investor in connection with the purchase of the Warrants is confidential and not currently publicly available. Accordingly, the Investor expressly agrees to treat the information provided to Investor regarding the Company, including possible future transactions, in strict confidence and not disclose such information to any other party. Investor understands the Company is relying upon Investor's agreement of confidentiality to comply with the exemptive provisions of Regulation FD as set forth in Rule 100(a)(b)(2)(ii) of Regulation FD.

         5. COMPANY'S REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants as follows:

                  a. (i) It is duly organized, validly existing and in good standing under the laws of Nevada and is duly qualified to do business and is in good standing in each jurisdiction in which such qualification is required by law;

                     (ii) the Company has all requisite power and authority to enter into this Subscription Agreement and to sell the Warrants as provided herein;

                           (iii) the Company is current in its periodic
reporting obligations under the 1934 Act;

                           (iv) this Subscription Agreement has been duly
executed and delivered on its behalf and constitutes its legal, valid and binding agreement, enforceable in accordance with its terms (which include the Shares as part of Unit and Shares underlying the Warrant);

                           (v) the execution, delivery and performance of this
Subscription Agreement, the sale and delivery of the Warrants, and compliance with the provisions hereof by the Company, do not and will not, with or without the passage of time or the giving of notice or both, (i) violate its organizational documents or any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body, or (ii) result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under any note, indenture, mortgage or lease, or any other material contract or other instrument, document or agreement, to which the Company is a party or by which it or any of its property is bound or affected;

                           (vi) all consents, approvals or authorizations of, or
registrations, filings or declarations with, any governmental authority, stock exchange or market, the Company's board of directors and shareholders, or any other person, required in connection with the execution, delivery and performance of this Subscription Agreement or the transactions contemplated hereby have been obtained by the Company and are in full force and effect;

                           (vii) there are no actions, investigations, demands,
suits or proceedings pending or threatened against or affecting the Company or affecting the rights of the Company to enter into this Subscription Agreement or consummate the transactions contemplated hereby;

                           (viii) the Company has complied with all applicable
laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of governmental entities, except for such non-compliance which would not reasonably be expected to have a material adverse effect on it;

                           (ix) the Company has correctly prepared and filed all
tax returns or reports that are required to have been filed in any jurisdiction, and has timely paid in full all taxes due and payable with respect thereto;

                           (x) upon consummation of the exercise of outstanding
Warrants contemplated hereby, the Common Stock issued to Investor shall have been duly and validly authorized and issued, fully paid and non-assessable and free and clear of all liens, pledges, security interests and encumbrances;

                           (xi) the Company will take all necessary actions to
reserve a sufficient number of shares underlying the exercise of the Warrants issued to the Investor hereunder;

                           (xii) in reliance on the investment representations
made by the Investor contained herein, the offer, issuance, sale and delivery of the Warrants, are exempt from the registration requirements of the 1933 Act and all applicable state securities laws;

                           (xiii) each report, schedule, effective registration
statement, definitive proxy statement and each other document filed by the Company with the SEC since December 31, 2002 (as the documents may have been amended since the time of their filing, the "Commission Documents") has been made available to the Investor either by physical delivery or via the SEC's EDGAR System. As of their respective filing dates, each Commission Document complied in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the SEC thereunder applicable to the Commission Documents, and no Commission Document contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements included in the Commission Documents were prepared in accordance with United States generally accepted accounting principles, applied consistently with the past practices of the Company (except as may be indicated in the notes thereto), and as of their respective dates, fairly present, in all material respects, the consolidated financial position of the Company and the results of its operations as of the time and for the periods indicated therein and complied as to form in all material respects with then applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto;

                           (xiv) since January 31, 2004, except as disclosed in
the Commission Documents filed subsequent to that date, there has not been any material adverse change in the business, financial condition or operating results of the Company; and

                           (xv) the Company has not since December 31, 2002,
received notice (written or oral) from any stock exchange or market on which its common stock is or has been listed (or on which it has been quoted) to the effect that it is not in compliance with the continuing listing or maintenance requirements of such exchange or market.

         6. RESPONSIBILITY AND INDEMNIFICATION. The Company will exercise its best judgment in the conduct of all matters arising under this Subscription Agreement. The undersigned acknowledges that he understands the meaning and legal consequences of the representations and warranties contained herein, and he hereby agrees to indemnify and hold harmless the Company, its officers, directors, shareholders and employees, and any of their affiliates and their officers, directors, shareholders and employees, or any professional advisor or entity thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, to which said entities and persons may be put or which they may incur by reason of, or in connection with, any misrepresentation made by the Investor, any breach of any of his warranties, or his failure to fulfill any of his covenants or agreements under this Subscription Agreement. The Company hereby agrees to indemnify and hold harmless the undersigned, its officers, directors, managers, shareholders, members, partners and employees, and any of their affiliates and their officers, directors, managers, shareholders, members, partners and employees, or any professional advisor or entity thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, to which said entities and persons may be put or which they may incur by reason of, or in connection with, any misrepresentation made by the Company, any breach of any of his warranties, or his failure to fulfill any of his covenants or agreements under this Subscription Agreement.

         7. COMPANY SOLELY RESPONSIBLE FOR DISCLOSURE; NO INDEPENDENT REVIEW OR OPINIONS. The Company has assumed sole responsibility for compliance with the disclosure requirements of federal and state securities laws in connection with the offer and sale of the Warrants. No law firm, accounting firm, securities broker/dealer or other third party has conducted any due diligence review of the Company and its business and affairs or any disclosures with respect thereto, written or oral, made by the Company or others. Notwithstanding the preparation of any documents or agreements related to the Company or this investment, the Company's law firm has not rendered any legal opinions concerning any aspect of the Company's business and affairs, including but not limited to, the validity or enforceability of any contracts, agreements, obligations or security interests related to an investment in the Company. By execution of this Subscription Agreement, the undersigned acknowledges that the Company is solely responsible for all disclosures to potential Investors concerning the Company and its business and affairs and that no legal opinions have been rendered by the Company's law firm as described above.

         8. SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. The representations, warranties, covenants and agreements contained herein shall survive the delivery of, and the payment for, the Warrants.

         9. NOTICES. Any and all notices, designations, consents, offers, acceptances or any other communication provided for herein shall be given in writing by registered or certified mail which shall be addressed, in the case of the Company, to 110 East Douglas Road, Oldsmar, Florida 34677, and in the case of the Investor, to the address set forth in this Subscription Agreement or otherwise appearing on the books of the Company or his residence or to such other address as may be designated by him in writing.

         10. MISCELLANEOUS. This Subscription Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, both substantive and remedial. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Subscription Agreement. This Subscription Agreement shall be enforceable in accordance with its terms and be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, executors and administrators. This Subscription Agreement, the Warrant Agreement, the Registration Rights Agreement and the Term Sheet represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof; supersede all prior negotiations, letters and understandings relating to the subject matter hereof; and cannot be amended, supplemented or modified except by an instrument in writing signed by the party against whom enforcement of any such amendment, supplement or modification is sought. In the event of any litigation between the parties to this Subscription Agreement relating to, or arising out of, this Subscription Agreement, the prevailing party shall be entitled to an award of reasonable attorney's fees and costs, whether incurred before, during or after trial or at the appellate level. The failure or finding of invalidity of any provision of this Subscription Agreement shall in no manner affect the right to enforce the other provisions of same, and the waiver by any party of any breach of any provision of this Subscription Agreement shall not be construed to be a waiver by such party of any subsequent breach of any other provision.

         11. STATE BLUE SKY NOTICES:

                  The following special provisions are applicable solely to the residents of the various states mentioned:

                  FOR FLORIDA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE FLORIDA SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR EXEMPTION FROM REGISTRATION IS AVAILABLE.

                  THE WARRANTS REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF THE FLORIDA SECURITIES ACT. THE WARRANTS HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SAID PURCHASER, WHICHEVER OCCURS LATER.

                  FOR ILLINOIS RESIDENTS: THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECRETARY OF STATE OF ILLINOIS OR THE STATE OF ILLINOIS, NOR HAS THE SECRETARY OF STATE OF ILLINOIS OR THE STATE OF ILLINOIS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  FOR NEW JERSEY RESIDENTS: THE ATTORNEY GENERAL OF THE STATE OF NEW JERSEY HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. THE FILING OF THE WITHIN OFFERING WITH THE BUREAU OF SECURITIES OR THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW JERSEY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                  FOR NEW YORK RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE NEW YORK FRAUDULENT PRACTICES ("MARTIN") ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING TO THE LIMITED AVAILABILITY, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE NEW YORK FRAUDULENT PRACTICES ("MARTIN") ACT, IF SUCH REGISTRATION IS REQUIRED.

                  THIS PRIVATE OFFERING MEMORANDUM HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                  PURCHASE OF THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. THIS PRIVATE OFFERING MEMORANDUM DOES NOT CONTAIN AN UNTRUE

STATEMENT OF A MATERIAL FACT OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING, IT CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS OF DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

         12. SUITABILITY QUESTIONS. Please complete all of the following suitability questions which apply to the Investor.

                  a. I am an Accredited Investor because I meet one of the following standards:

                           [ ] (i) An individual whose individual net worth, or
joint net worth with that individual's spouse, exceeds $1,000,000 (including the value of homes, home furnishings and personal automobiles).

                           [ ] (ii) Natural person(s) who had an income in
excess of $200,000 (individual) or $300,000 (joint) in each of the years 2004 and 2005 and who reasonably expects an income in excess of $200,000 (individual) or $300,000 (joint) in 2006. For purposes of this offering, individual income shall equal adjusted income, as reported in the Investor's federal tax return, increased by the following amounts: (i) the amount of any tax exempt interest received, (ii) the amount of losses claimed as a limited partner in a limited partnership, (iii) any deduction claimed for depletion, (iv) amounts contributed to an IRA or Keogh retirement plan, (v) alimony paid, and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code. For the individual test, income related to a spouse is excluded.

                           [ ] (iii) Employee Benefit Plan which has total
assets in excess of $5,000,000.

                           [ ] (iv) A Self-Directed Plan with investment
decisions made solely by persons that are accredited Investors.

                           [ ] (v) A Trust with total assets in excess of
$5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act.

                           [ ] (vi) Any entity in which all of the equity owners
are accredited Investors.

                           [ ] (vii) An organization described in section
501(c)(3) of the Internal Revenue Code, corporation,
Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000.

                  b. Do you think you have sufficient knowledge of the Company to evaluate the risks associated with investing in the Warrants?

                  Yes [ ]   No [ ]    If so, why?_______________________________

________________________________________________________________________________

                  c. If you answered "No" to the preceding question, do you have an Investment Advisor or Purchaser Representative upon whom you rely for investment advice?

                  Yes [ ]   No [ ]

If so, please provide his name and address______________________________________

________________________________________________________________________________

________________________________________________________________________________

                  d. Do you understand the nature of the investment in the Warrants and the risks involved?

                  Yes [ ]   No [ ]

                  e. Do you understand that unless the Company registers your Warrants under the Securities Act, you will not be able to resell the Warrants which you purchase, unless you do so in an exempt transaction or unless you comply with the provisions of Rule 144 and applicable state securities laws?

                  Yes [ ]   No [ ]

                  f. Do you understand that there is no assurance of any financial return on this investment and that you run the risk of losing your entire investment?

                  Yes [ ]   No [ ]

                  g. Are you aware that you have the opportunity to inspect the Company's financial records, legal documents, and other records?

                  Yes [ ]   No [ ]    Did you do so?   Yes [ ]   No [ ]

                  h. Are you acting for your own account?

                  Yes [ ]   No [ ]

                  If No, please complete the following:

                           (i) Capacity in which you are acting (agent, trustee
or otherwise): _________________________________________________________________

________________________________________________________________________________

                           (ii) Name, address and telephone number(s) of
person(s) you represent: _______________________________________________________

________________________________________________________________________________

                           (iii) Nature of evidence of authority attached: _____

________________________________________________________________________________

________________________________________________________________________________

         13. DOCUMENTS INCORPORATED BY REFERENCE. By execution of this Subscription Agreement, the Investor acknowledges that he has been provided with copies of the following:

             o   Form 10-K for year ended July 31, 2005.
             o   Form 10-Q for three (3) months ended October 31, 2005.
             o   For S-1 Registration Statement filed November 25, 2005.
             o   Warrant Exercise Term Sheet.
             o   Warrant Agreement.
             o   Registration Rights Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ____ day of __________, 2006.

                                           TYPE OF OWNERSHIP  (Check One)

[ ] INDIVIDUAL OWNERSHIP                   [ ]  COMMUNITY PROPERTY (one
    (One Signature Required)                    signature required if interest
                                                in one name, two signatures
                                                required if interest held in
                                                both names)

[ ] JOINT TENANTS WITH RIGHT               [ ]  TENANTS IN COMMON (both or all
    OF SURVIVORSHIP (both parties               parties must sign)
    must sign)

[ ] PARTNERSHIP (please include a          [ ]  Grantor Trust
    copy of the partnership agreement
    authorizing signature)

[ ] CORPORATION (please include            [ ]  CUSTODIAN
    certified corporate resolution
    authorizing signature)

[ ] PROFIT SHARING PLAN                    [ ]  PENSION PLAN

[ ] RA                                     [ ]  KEOGH

________________________________________________________________________________

WITNESSES:

________________________________            ___________________________________
                                            Investor Signature

________________________________            ___________________________________
                                            Print Name

                                            Social Security Number_____________

                                            ___________________________________
                                            Street Address

                                            ___________________________________
                                            City, State and Zip

IF ADDITIONAL SIGNATURES ARE REQUIRED:

WITNESSES:

________________________________            ___________________________________
                                            Investor Signature

________________________________            ___________________________________
                                            Print Name

                                            Social Security Number ____________

                                            ___________________________________
                                            Street Address

                                            ___________________________________
                                            City, State and Zip




SUBSCRIPTION ACCEPTED:

eAUTOCLAIMS, INC.

By: ____________________________

Title: _________________________







3/22/2006 11:12 AM
41287.102070
#368247 v1 - eAUTO Subscription Agt (2/06)